Exhibit 10.31

AMENDMENT TO
COMMITMENT LETTER

THIS AMENDMENT TO COMMITMENT LETTER (this “Amendment”), is made to be effective the 16th day of March, 2015 (the “Effective Date”) by and between Image Sensing Systems, Inc., a Minnesota corporation (the “Borrower”) and Alliance Bank, a Minnesota banking corporation, its successors and/or assigns (the “Lender”), each of whom hereby agree to amend the Commitment Letter dated effective May 12, 2014 (the “Commitment Letter”) issued by the Lender to the Borrower, as follows:

1.	All terms not otherwise defined herein shall have the meaning given to such terms in the Commitment Letter.

2.	As of the Effective Date of this Amendment, it is agreed that all references to the term “Maturity Date” in the Commitment Letter shall now mean April 1, 2016.

3.
As of the Effective Date of this Amendment, it is agreed that all references to the term “Promissory Note” and the “Note” shall now mean the revolving line of credit Promissory Note from the Borrower to the Lender in the original principal amount of $5,000,000.00 dated effective May 12, 2014, as amended to reflect the new Maturity Date. An Amendment to the Promissory Note reflecting this Amendment shall be executed and delivered to the Lender by the Borrower on the Effective Date herein. A true and correct copy of the Amendment to Promissory Note is attached hereto as Exhibit “A”.

4.
As of the Effective Date of this Amendment, it is agreed that the Security Agreement from the Borrower, as Debtor, to the Lender, as Secured Party, dated effective May 12, 2014, shall remain in full force and effect as collateral and security given to secure repayment of the Note as amended, together with all other indebtedness or liability of the Borrower to the Lender whether now existing or hereafter existing.

5.
This Amendment may be executed via facsimile or e-mail with an executed hard copy original to follow, and any such facsimile or e-mail copy of this Amendment shall have the same force and effect as a fully executed hard copy original.

5.
Except as amended above, the Commitment Letter, the Note, as amended, the Security Agreement, and all documents incident to the foregoing shall continue in full force and effect without further change.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the Effective Date first above written.

LENDER:		BORROWER:

Alliance Bank		Image Sensing Systems, Inc.

By:	/s/ R. Scott Johnson	By:	/s/ Dale E. Parker
	R. Scott Johnson		Dale E. Parker
	Its Vice President		Its Interim President/CEO

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EXHIBIT “A”

(Amendment to Promissory Note)

AMENDMENT TO
PROMISSORY NOTE

THIS AMENDMENT TO PROMISSORY NOTE (this “Amendment”) is made to be effective the 16th day of March, 2015 (the “Effective Date”) by and between Image Sensing Systems, Inc., a Minnesota corporation (the “Borrower”) and Alliance Bank, a Minnesota banking corporation, its successors and/or assigns (the “Lender”).

The Lender is the owner and holder of a revolving line of credit Promissory Note dated effective May 12, 2014, from the Borrower in the original principal amount of $5,000,000.00 (the “Note”), which Note was issued pursuant to that certain Commitment Letter dated effective May 12, 2014, as amended by that certain Amendment to Commitment Letter of even Effective Date herewith by and between the Lender and the Borrower (collectively, the “Commitment Letter”).

Pursuant to the Commitment Letter, as amended, the Borrower and the Lender have agreed, for good and valuable consideration the receipt and adequacy of which are hereby acknowledged, to amend the Note as hereinafter set forth.

As of the Effective Date of this Amendment, it is agreed that all references to the term “Maturity Date” in the Note shall now mean April 1, 2016.

Except as amended by this Amendment, the Note, and all other terms of the Note, shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the Effective Date first above written.

LENDER:	BORROWER:

Alliance Bank	Image Sensing Systems, Inc.

By:	By:
R. Scott Johnson	Dale E. Parker
Its Vice President	Its Interim President/CEO

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